THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2009)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY (DATED MAY 1, 2009)

This Supplement revises certain information with regard to the Fixed Options contained in the Prospectuses referenced above dated May 1, 2009.

Effective on or around March 8, 2010, in the section titled, “Fixed Options”, the first paragraph is amended to read as follows:

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of different durations (“Guaranteed Accounts”), provided they are available in your state and under your Contract: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). Your ability to make investments in a Guaranteed Account may be limited by state law. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York or Oregon law. For Contracts subject to Vermont and Maryland law, no investments may be applied to GIF 8 after the first Contract anniversary. To find out if a Guaranteed Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated March 1, 2010.

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